UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 7, 2020

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

Registrant is pleased to announce the following book of business that it is pursuing for the Financial Period June 1 2020 – May 31, 2021, some of which that it has been continuing to pursue from previous year’s efforts

1.

Air India 100% Acquisition Bid for and on behalf of its Non – Resident Indian customers;

2.

Air Asia 49% Equity for and on behalf of its Non-Resident Indian Customers;

3.

Hotel Claridges Acquisition as part of Medical Tourism InvIT  (Due Diligence Work completed/ Registrant is reviewing the comments that it received from legal & Financial Team);

4.

Hotel Intercontinental, Mahabalipuram (100%) & Viceroy Hotels Ltd (51%) Acquisition towards Medical Tourism InvIT;

5.

Asian Color Coated Ispat Ltd  - 100% acquisition Bid  (Waiting for the Indian National Company Law Tribunal to pass Orders on Registrant’s request to participate in the Acquisition as a new Resolution Applicant);

6.

Reliance Naval & Engineering Company ltd - 100% Acquisition Bid – Registrant submitted its Preliminary Expression of Interest and waiting for next steps from the Resolution Professional;

7.

Lavasa Corporation – 100% acquisition bid – a 10,800 Acres City assumption that Registrant intends to win and develop as an Education City;

8.

Residential REIT – Registrant is in active negotiations with several builders and real estate developers to acquire Residential Blocks that have possibility to generate Rental, maintenance and service incomes; and

9.

Akasam Consulting Private Limited (‘Akasam’) – Registrant entered into terms with the Target Company for acquiring 89% of Akasam Equity - 49% for itself and remaining 40% as Equity for its founder members and other affiliate stakeholders whose equity is reportable by the Registrant as affiliate interest in its US filings.  Akasam is a category 1 Merchant Banker Registered with the Securities Exchange Board of India. Registrant will invest INR 500 Million ($7 Million) into Akasam for Akasam to secure registration and licensing from the Securities Exchange Board of India for conducting full-fledged Financial Services Activities – Fund & non-fund based (Merchant Banking, Underwriting, Brokerage, Alternative Investment Fund, Wealth & Investment Advisory, Non-banking Financial and Core Investment Company) activities.

There is however no guarantee that Registrant will be able to successfully win through bids and even if it does Registrant may not be able to secure finances to acquire the target businesses. There is further no guarantee that Registrant will be able to turn around any companies that it acquires and the total effort may turn extremely futile causing irreparable loss and serious cash flow setbacks for the Registrant to the extent that it may even impede the Registrant to continue as a going concern.

There is no guarantee that NCLT shall pass orders in favor of the Registrant on some Target Acquisitions listed above and for which Registrant submitted its Expression of Interest.  There is also no guarantee that Registrant will be able to successfully acquire these firms or businesses even if NCLT passes order in favor of the Registrant.

There is no guarantee that the launched Full House of Financial Services business in India through Akasam will have successful operations or that Registrant will be able to generate enough revenues out of such business that it intends penetrating in India.

FAILURE TO PARTICIPATE, ACQUIRE AND OPERATE SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNISTIC INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE IS EXPECTING TO GAIN AND IT MAY CAUSE IRREPERABE LOSS FOR THE REGISTRANT SO MUCH SO THAT IT MAY TOTAL FREEZE AND IMPEDE ITS OPERATIONS AND SUSTAINABIITY TO CONTINUE AS A GOING CONCERN.

NOTE ON FORWARD LOOKING STATEMENTS

This Report on Form 8-K may include both historical and forward-looking statements, which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

August 7, 2020	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman